Fees Summary	Jul. 20, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 154,127,608.44
Previously Paid Amount	21,260.58
Total Fee Amount	21,285.03
Total Offset Amount	0.00
Net Fee	$ 24.45